SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2002

Dynamic Health Products, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-23031	34-1711778
(State or other jurisdiction of	(File Number)	(I.R.S. Employer
incorporation)		Identification No.)

12399 Belcher Road South, Suite 160
Largo, Florida	33773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 324-6667

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Here are the financial statements and pro forma financial information, along with exhibits, to be included on Form 8-K dated November 22, 2002, for Dynamic Health Products, Inc.’s distribution of 1,933,000 shares of common stock of DrugMax, Inc. to its shareholders.

(b)	Pro forma financial information required pursuant to Article 11 of Regulation S-X:

Item	Page
Dynamic Health Products, Inc. And Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002	5

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended September 30, 2002	6

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the Six Months Ended September 30, 2002	7

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended March 31, 2002	8

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for the Year Ended March 31, 2002	9

(c)	Exhibits in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

99	Audited Financial Statements of Dynamic Health Products, Inc. as of March 31, 2002.(1)

(1)	Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002, file number 0-23031, filed in Washington, D.C. on June 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

DYNAMIC HEALTH PRODUCTS, INC.

Date: January 21, 2003	/s/ Cani I. Shuman
Cani I. Shuman, Chief Financial Officer